SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 13, 2003


                           SISTERSVILLE BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

         Delaware                      0-22535                 31-1516424
         --------                      -------                 ----------
(State or other jurisdiction         (SEC File No. )          (IRS Employer
       of incorporation)                                  Identification Number)


726 Wells Street, Sistersville, West Virginia                      26175
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, with area code;                (304) 652-3671
                                                              --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                           SISTERSVILLE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5. Other Events

         On March 13, 2003, the Registrant announced that it had completed the repurchase of 43,759 shares or 10% of its outstanding common stock in the open market pursuant to a stock repurchase program originally announced by the Registrant on February 5, 2003. The Registrant currently has 393,833 shares outstanding.

         For further details, reference is made to the Press Releases dated March 13, 2003 and February 5, 2003, which are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by this reference.


Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits

Exhibit 99.1 -- Press Release dated March 13, 2003.
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Exhibit 99.2 -- Press Release dated February 5, 2003.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     SISTERSVILLE BANCORP, INC.


Date:    March 18, 2003                     By:      /s/ Stanley M. Kiser
                                                     ---------------------------
                                                     Stanley M. Kiser
                                                     President and Chief
                                                     Executive Officer